SECOND AMENDMENT TO CREDIT
                            AND GUARANTY AGREEMENT


      SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of December 2, 1997 (this "Second Amendment"), among IMO INDUSTRIES INC., a Delaware corporation (the "Borrower"), II ACQUISITION CORP., a Delaware corporation (the "Parent") as a guarantor, VHC INC., as a guarantor, WARREN PUMPS INC., as a guarantor (VHC Inc. and Warren Pumps Inc., collectively, the "Guarantors"), the various financial institutions parties hereto (collectively, the "Lenders") and THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and NATIONSBANC CAPITAL MARKETS, INC. ("NationsBanc"), as syndication agent for the Lenders have heretofore entered into a certain Credit and Guaranty Agreement, dated as of August 29, 1997 (as heretofor amended, supplemented or otherwise modified, the "Existing Credit Agreement" and, as amended by, and together with, this Second Amendment, the "Credit Agreement"); and

      WHEREAS, the Borrower, the Parent and the Lenders desire to amend the Existing Credit Agreement to modify certain provisions thereto;

      NOW, THEREFORE, in consideration of the premises and the other provisions herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

      SECTION I.1. Use of Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment, including its preamble and recitals, have the respective meanings provided therefor in the Credit Agreement.


                                  ARTICLE II
                      AMENDMENT TO CERTAIN PROVISIONS OF
                             THE CREDIT AGREEMENT

      Subject to receipt by the Administrative Agent of counterparts of this Second Amendment duly executed by the Borrower, the Parent, the Guarantors and the Required Lenders, certain terms and provisions of the Existing Credit Agreement are hereby modified and amended in accordance with this Article II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.


      SECTION II.1. Amendment to Section 4.10(iv) ("Use of Proceeds"). The phrase "open market purchases in an amount up to $25,000,000" contained in
Section 4.10(iv) ("Use of Proceeds") of the Existing Credit Agreement is hereby amended and replaced by the phrase "open market purchases in an amount up to $40,000,000".



                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower, the Parent and the Guarantors jointly and severally represent and warrant unto the Administrative Agent, each Issuer and each Lender as set forth in this Article III.

      SECTION III.1. Compliance with Warranties. The representations and warranties set forth herein, in Article VI of the Credit Agreement and in each other Loan Document delivered in connection herewith or therewith are true and correct in all material respects with the same effect as if made on and as of the date hereof (unless stated to relate solely to an earlier date).

      SECTION III.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower, the Parent and the Guarantors of this Second Amendment are within the Borrower's, the Parent's and the Guarantors' corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene either the Borrower's, the Parent's or the Guarantors' Organic Documents, (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on or affecting either the Borrower, the Parent or the Guarantors, or (iii) result in, or require the creation or imposition of, any Lien (except as contemplated in or created by the Loan Documents).

      SECTION III.3. Validity, etc. This Second Amendment has been duly executed and delivered by the Borrower, the Parent and the Guarantors and constitutes the legal, valid and binding obligation of the Borrower, the Parent and the Guarantors enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

      SECTION III.4. Compliance With Existing Credit Agreement. As of the execution and delivery of this Second Amendment and as of the date hereof, each of the Borrower, the Parent, the Guarantors and each other Obligor, if any, is in compliance with all the terms and conditions of the Existing Credit Agreement and the other Loan Documents to be observed or performed by it, and no Default has occurred and is continuing.


                                  ARTICLE IV
                           MISCELLANEOUS PROVISIONS


      SECTION IV.1. Ratification of and Limited Amendment to the Credit Agreement. This Second Amendment shall be deemed to be an amendment to the Existing Credit Agreement, and the Existing Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended or modified herein, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver of or amendment of any right, power or privilege of the Administrative Agent and the Lenders nor shall the entering into of this Second Amendment preclude the Lenders from refusing to enter into any further or future amendments. This Second Amendment shall be deemed to be a "Loan Document" for all purposes of the Credit Agreement.

      SECTION IV.2. Consent and Acknowledgment of Guarantors. By their signatures below, each of the Parent, VHC Inc. and Warren Pumps Inc., in their capacity as a guarantor and as a grantor of collateral security under a Loan Document, hereby acknowledges, consents and agrees to this Second Amendment and hereby ratifies and confirms its obligations as a guarantor under each Loan Document executed and delivered by it in all respects.

      SECTION IV.3.  Credit  Agreement,  References,  etc. All references to the
Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Existing Credit Agreement as amended hereby. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended by this Second Amendment.

     SECTION  IV.4.  Expenses.  The  Borrower  agrees  to pay all  out-of-pocket
expenses   incurred  by  the   Administrative   Agent  in  connection  with  the
preparation, negotiation, execution and delivery of this Second Amendment.

      SECTION IV.5. Headings; Counterparts. The various headings of this Second Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof. This Second Amendment may be signed in any number of separate counterparts, each of which shall be an original, and all of which taken together shall constitute one instrument.

      SECTION IV.6. Governing Law; Entire Agreement. THIS SECOND AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Second Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto. This Second Amendment and the provisions contained herein may be modified only by an instrument in writing executed by the Borrower, the Administrative Agent and the Required Lenders.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    IMO INDUSTRIES INC.
                                      as Borrower


                                    By:    John A. young
                                    Title: Vice President


                                    II ACQUISITION CORP.
                                      as a Guarantor


                                    By:    John A. Young
                                    Title: Vice President

                                    VHC INC.
                                      as a Guarantor


                                    By:    John A. Young
                                    Title: Vice President

                                    THE BANK OF NOVA SCOTIA
                                      as Administrative Agent


                                    By:     James R. Trimble
                                    Title:  Senior Relationship Manager


                                    LENDERS:

                                    THE BANK OF NOVA SCOTIA


                                    By:   James R. Trimble
                                    Title:Senior Relationship Manager

                                    NATIONSBANK, N.A.


                                    By:    Chittaranjan D. Swamidasan
                                    Title: Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:    Amy L. Robbins
                                    Title: Vice President

                                    FLEET CAPITAL CORPORATION


                                    By:   Roland J. Robinson
                                    Title:Senior Vice President

                                    COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                    EUROPEENNE


                                    By:   Brian O'Leary
                                    Title:Vice President

                                    By:   Sean Mounier
                                    Title:First Vice President

                                    CRESTAR BANK


                                    By:   Christopher B. Werner
                                    Title:Vice President

                                    DRESDNER BANK AG, NEW YORK AND GRAND
                                    CAYMAN BRANCHES


                                    By:   Benjamin Marzouk
                                    Title:Vice President

                                    By:   Anthony Berti
                                    Title:Assistant Treasurer



                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION


                                    By: Perry Vavoules
                                    Title:Senior Vice President

                                    USTRUST


                                    By: Thomas F. Macina
                                    Title:Vice President